12. Purchase of Corporate Interest: Schedule of Business Acquisitions, PrestoCorp (Details) - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Fair value of NCI	$ (3,329,640)	$ (218,952)	$ (894)
Prestocorp
Cash	8,714
Prepaid Assets	8,565
Property & Equipment, Net	8,702
Intellectual Property	1,080,000
Goodwill	4,383,202
Total Assets	5,489,183
Accounts Payable & Accrued Exps	(20,507)
Fair value of NCI	(3,130,000)
Due to - Related Parties	(5,473)
Net Purchase	$ 2,333,203